UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _____________________________________________________________________________
FORM 8-K
_____________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 17, 2023
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Schneider National, Inc.
(Exact Name of Registrant as Specified in Charter)
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Wisconsin	001-38054		39-1258315
(State of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)
3101 South Packerland Drive	Green Bay	WI	54313
(Address of Principal Executive Offices)			(Zip Code)
(920) 592-2000
(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, no par value	SNDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 17, 2023, the Board of Directors (the “Board”) of Schneider National, Inc. (the “Company”) increased the number of directors on the Board to ten and appointed Julie K. Streich as a director, effective immediately. Ms. Streich will serve on the Audit Committee of the Board.
Since 2021, Ms. Streich has been the Senior Vice President and Chief Financial Officer of Barnes Group Inc. (“Barnes Group”), a global provider of highly engineered products, differentiated industrial technologies, and innovative solutions. From March to July 2022, Ms. Streich served as Interim Chief Executive Officer of Barnes Group during a leave of absence of the then-current Chief Executive Officer. Ms. Streich previously served as Senior Vice President and Group Head of Finance Operations at Centrica PLC from 2019 to 2020 and prior to that appointment served in several successive finance-related roles at Centrica PLC starting in 2012. Ms. Streich holds Bachelor's Degrees in Economics and Spanish from Ripon College and a Master of International Business from the University of Texas at San Antonio.
The Board has determined that Ms. Streich is an independent director under the New York Stock Exchange's listing standards and the Board's categorical standards and that she meets the Securities and Exchange Commission’s (“SEC”) independence requirements for service on the Company's Audit Committee. The Board has also determined that Ms. Streich is an “audit committee financial expert” as defined by the SEC. There was no arrangement or understanding between Ms. Streich and any other persons pursuant to which Ms. Streich was nominated as a director. As of the date of this Current Report on Form 8-K, neither Ms. Streich nor any of her immediate family members is a party, either directly or indirectly, to any transactions that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Ms. Streich will be eligible to participate in the compensation arrangements and programs established for the Company's non-employee directors. The current arrangements and programs are described in the section of the Company's definitive proxy statement on Schedule 14A entitled “Compensation of Directors,” filed with the SEC on March 9, 2023. Ms. Streich will also be subject to the director indemnification provisions in the Company’s Amended and Restated Bylaws.
A copy of the press release announcing Ms. Streich’s appointment to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
(d)    Exhibits.
Exhibit No.    Description of Exhibit
99.1        Press release dated July 19, 2023
104        The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2023	SCHNEIDER NATIONAL, INC.

By:	/s/ Thomas G. Jackson
Name:	Thomas G. Jackson
Title:	Executive Vice President, General Counsel and Corporate Secretary